Exhibit 10.16
SECOND AMENDMENT TO INVESTOR RIGHTS AGREEMENT
     THIS SECOND AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this “Second Amendment”) is entered into as of June 3, 2008 (the “Second Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Investor Rights Agreement, dated as of March 14, 2005, as amended on December 29, 2006 (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Second Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the Registrable Securities; and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Second Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Second Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Addition of Common Stockholders. For all purposes of the Original Agreement, as amended by this Second Amendment, each stockholder listed on the attached Schedule 1 is hereby constituted as a Common Stockholder and, so long as on the date of determination such stockholder holds Registrable Securities representing at least 100,000 shares of Common Stock, a Major Common Stockholder.
     2. Information and Reporting. Without limiting the foregoing, each stockholder listed on the attached Schedule 1 shall be entitled to the benefits of Sections 3.1 and 3.2 of the Original Agreement, subject to the limitations contained in Sections 3.3 and 3.7 of the Original Agreement, so long as such stockholder is a Major Investor and continues to hold at least ten percent (10%) of the total number of shares of capital stock (as adjusted for stock splits and on an as-converted basis) held by such stockholder on the Second Amendment Date.
     3. Shares. The definition of the term “Shares” contained in the Original Agreement is hereby amended to read, in its entirety, as follows:
     “Shares” mean shares of (i) Series A Preferred held, or hereafter acquired, by the Investors and their permitted assigns, and (ii) Series B Preferred Stock, par value $0.0001 per share, of the Company held, or hereafter acquired, by the

Investors, the Major Common Stockholders (including each stockholder listed on the attached Schedule 1) and their permitted assigns.
     4. Joinder. By executing this Second Amendment, each stockholder listed on the attached Schedule 1 agrees that he, she or it shall succeed to all of the obligations of a Common Stockholder, Major Common Stockholder and/or Major Investor as contemplated by the Original Agreement, as amended by this Second Amendment.
     5. No Other Amendments. Except as expressly amended by this Second Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     6. Counterparts. This Second Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
(SIGNATURES ON NEXT PAGES)

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the Second Amendment Date.

COMPANY: TRUSTWAVE HOLDINGS, INC.
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Chief Executive Officer

STOCKHOLDERS: Financial Technology Ventures II (Q), L.P. By: Financial Technology Management II, LLC
By:	/s/ Richard N. Garman
	Name:	Richard N. Garman
	Title:	Managing Member

Financial Technology Ventures II, L.P. By: Financial Technology Management II, LLC
By:	/s/ Richard N. Garman
	Name:	Richard N. Garman
	Title:	Managing Member

/s/ Richard Kiphart
Richard Kiphart

/s/ David Valentine
David Valentine

/s/ Joseph L. Patanella
Joseph L. Patanella

/s/ Philip J. Smith
Phillip J. Smith

Caledonian Investments, L.P.
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
Title:

The Nicholson Family Limited Partnership
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
Title:

MBK Ventures, LLC
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Manager

DBRC Investments, LLC
By:	/s/ Devon Bruce
Devon Bruce

By:	/s/ Raymond Curran
Raymond Curran

The Productivity Fund IV, L.P.
By: First Analysis Management Company IV,
L.L.C., its General Partner
By: First Analysis Venture Operations and
Research, L.L.C., its Member
By: First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith
	Name:	Howard S. Smith
	Title:	Managing Director
The Productivity Fund IV Advisors Fund, L.P.
By: First Analysis Management Company IV,
L.L.C., its General Partner
By: First Analysis Venture Operations and
Research, L.L.C., its Member
By: First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith
	Name:	Howard S. Smith
	Title:	Managing Director

Being all of the Members

SCHEDULE 1
List of New Series B Holders
DBRC Investments, LLC, an Illinois limited liability company.